UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
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                       FEBRUARY 2, 2004 (FEBRUARY 3, 2004)


                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


           OKLAHOMA                     1-13726                73-1395733
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 (State or other jurisdiction      (Commission File No.)    (IRS Employer
      of incorporation)                                     Identification No.)


  6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA               73118
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        (Address of principal executive offices)                 (Zip Code)



                                 (405) 848-8000
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              (Registrant's telephone number, including area code)

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

Chesapeake Energy Corporation ("Chesapeake") issued a Press Release on February 2, 2004. The following was included in the Press Release:


             CHESAPEAKE ENERGY CORPORATION COMPLETES ACQUISITION OF
            $510 MILLION OF MID-CONTINENT, PERMIAN BASIN, SOUTH TEXAS
                   AND ONSHORE GULF COAST NATURAL GAS RESERVES

      ACQUISITIONS OF CONCHO RESOURCES AND TWO SMALLER PROPERTIES INCREASE
       AND STRENGTHEN CHESAPEAKE'S LONG-LIVED NATURAL GAS PROVED RESERVES

OKLAHOMA CITY, OKLAHOMA, FEBRUARY 2, 2004 - Chesapeake Energy Corporation (NYSE:CHK) today announced that it has completed its previously announced acquisition of Mid-Continent, Permian Basin, South Texas and onshore Gulf Coast natural gas assets from privately-owned Concho Resources Inc. for $420 million. In addition, the company has completed the previously announced acquisition of two smaller producing property packages totaling $90 million.

Based on internal reservoir engineering estimates, Chesapeake believes that through these three transactions it has acquired approximately 320 billion cubic feet of gas equivalent (bcfe) of proved gas reserves, approximately 195 bcfe of probable and possible gas reserves and current production of approximately 70 million cubic feet of natural gas equivalent (mmcfe) per day. The acquisitions were funded 60% with common equity issued in January 2004 and 40% from cash on hand and borrowings from the company's revolving bank credit facility.

Aubrey K. McClendon, Chesapeake's Chief Executive Officer, commented, "We are pleased to announce the completion of another series of successful acquisitions of high-quality, long-lived natural gas assets. These acquisitions further strengthen our Mid-Continent stronghold and accelerate our growth in the Permian Basin, South Texas and onshore Gulf Coast areas. Chesapeake's proved reserves now exceed 3.4 trillion cubic feet of gas equivalent and our production should average 875 mmcfe per day for the first quarter of 2004 and 890 mmcfe per day for the entire year.

In addition, we have hedged 100% of the projected 2004 and 2005 gas production volumes from these assets at prices well above today's levels, further ensuring that these transactions will create significant value for our shareholders. We believe our focus on acquiring high-quality properties, hedging the acquired production at opportunistically high prices and then applying a value-added drilling program to increase production and proved reserves will continue to be a winning strategy for our shareholders in the years ahead."
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THIS  PRESS  RELEASE  AND THE  ACCOMPANYING  OUTLOOKS  INCLUDE  "FORWARD-LOOKING
STATEMENTS"  WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND
SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. FORWARD-LOOKING STATEMENTS GIVE OUR CURRENT EXPECTATIONS OR FORECASTS OF FUTURE EVENTS. THEY INCLUDE
ESTIMATES OF OIL AND GAS RESERVES, EXPECTED OIL AND GAS PRODUCTION AND FUTURE EXPENSES, PROJECTIONS OF FUTURE OIL AND GAS PRICES, PLANNED CAPITAL EXPENDITURES FOR DRILLING, LEASEHOLD ACQUISITIONS AND SEISMIC DATA, AND STATEMENTS CONCERNING ANTICIPATED CASH FLOW AND LIQUIDITY, BUSINESS STRATEGY AND OTHER PLANS AND OBJECTIVES FOR FUTURE OPERATIONS. DISCLOSURES CONCERNING DERIVATIVE CONTRACTS AND THEIR ESTIMATED CONTRIBUTION TO OUR FUTURE RESULTS OF OPERATIONS ARE BASED UPON MARKET INFORMATION AS OF A SPECIFIC DATE. THESE MARKET PRICES ARE SUBJECT TO SIGNIFICANT VOLATILITY. ALTHOUGH WE BELIEVE THE EXPECTATIONS AND FORECASTS REFLECTED IN THESE AND OTHER FORWARD-LOOKING STATEMENTS ARE REASONABLE, WE CAN GIVE NO ASSURANCE THEY WILL PROVE TO HAVE BEEN CORRECT. THEY CAN BE AFFECTED BY INACCURATE ASSUMPTIONS OR BY KNOWN OR UNKNOWN RISKS AND UNCERTAINTIES. FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM EXPECTED RESULTS ARE DESCRIBED UNDER "RISK FACTORS" IN ITEM 1 OF OUR 2002 FORM 10-K/A AND SUBSEQUENT FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THEY INCLUDE THE VOLATILITY OF OIL AND GAS PRICES; ADVERSE EFFECTS OUR SUBSTANTIAL INDEBTEDNESS COULD HAVE ON OUR OPERATIONS AND FUTURE GROWTH; OUR ABILITY TO COMPETE EFFECTIVELY AGAINST STRONG INDEPENDENT OIL AND GAS COMPANIES AND MAJORS; THE COST AND AVAILABILITY OF DRILLING AND PRODUCTION SERVICES; POSSIBLE FINANCIAL LOSSES AS A RESULT OF OUR COMMODITY PRICE AND INTEREST RATE RISK MANAGEMENT ACTIVITIES; UNCERTAINTIES INHERENT IN ESTIMATING QUANTITIES OF OIL AND GAS RESERVES, INCLUDING RESERVES WE ACQUIRE, PROJECTING FUTURE RATES OF PRODUCTION AND THE TIMING OF DEVELOPMENT EXPENDITURES; EXPOSURE TO POTENTIAL LIABILITIES OF ACQUIRED PROPERTIES; OUR ABILITY TO REPLACE RESERVES; THE AVAILABILITY OF CAPITAL; CHANGES IN INTEREST RATES; AND DRILLING AND OPERATING RISKS. WE CAUTION YOU NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE OF THIS PRESS RELEASE, AND WE UNDERTAKE NO OBLIGATION TO UPDATE THIS INFORMATION.

THE SECURITIES AND EXCHANGE COMMISSION HAS GENERALLY PERMITTED OIL AND GAS COMPANIES, IN THEIR FILINGS WITH THE SEC, TO DISCLOSE ONLY PROVED RESERVES THAT A COMPANY HAS DEMONSTRATED BY ACTUAL PRODUCTION OR CONCLUSIVE FORMATION TESTS TO BE ECONOMICALLY AND LEGALLY PRODUCIBLE UNDER EXISTING ECONOMIC AND OPERATING CONDITIONS. WE USE THE TERMS "PROBABLE" AND "POSSIBLE" RESERVES OR OTHER DESCRIPTIONS OF VOLUMES OF RESERVES POTENTIALLY RECOVERABLE THROUGH ADDITIONAL DRILLING OR RECOVERY TECHNIQUES THAT THE SEC'S GUIDELINES MAY PROHIBIT US FROM INCLUDING IN FILINGS WITH THE SEC. THESE ESTIMATES ARE BY THEIR NATURE MORE SPECULATIVE THAN ESTIMATES OF PROVED RESERVES AND ACCORDINGLY ARE SUBJECT TO SUBSTANTIALLY GREATER RISK OF BEING ACTUALLY REALIZED BY THE COMPANY.

CHESAPEAKE ENERGY CORPORATION IS THE SIXTH LARGEST INDEPENDENT NATURAL GAS PRODUCERS IN THE U.S. HEADQUARTERED IN OKLAHOMA CITY, THE COMPANY'S OPERATIONS ARE FOCUSED ON EXPLORATORY AND DEVELOPMENTAL DRILLING AND PRODUCING PROPERTY ACQUISITIONS IN THE MID-CONTINENT, PERMIAN BASIN, SOUTH TEXAS AND ONSHORE GULF COAST REGIONS IN THE UNITED STATES. THE COMPANY'S INTERNET ADDRESS IS WWW.CHKENERGY.COM.

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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          CHESAPEAKE ENERGY CORPORATION


                                       BY:       /S/ AUBREY K. MCCLENDON
                                          -------------------------------------
                                                     AUBREY K. MCCLENDON
                                                  Chairman of the Board and
                                                   Chief Executive Officer

Dated:        February 3, 2004

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